Quarterly Holdings Report
for
Fidelity Freedom® Index 2005 Fund
December 31, 2022
FRX-X05-NPRT3-0323
1.906833.113
Domestic Equity Funds - 12.1%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $22,728,438)	2,317,008	29,263,814

International Equity Funds - 8.1%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $17,222,810)	1,575,133	19,452,887

Bond Funds - 50.5%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	11,551,448	102,461,343
Fidelity Series International Developed Markets Bond Index Fund (a)	1,416,897	11,916,102
Fidelity Series Long-Term Treasury Bond Index Fund (a)	1,254,962	7,354,075
TOTAL BOND FUNDS (Cost $141,183,502)		121,731,520

Inflation-Protected Bond Funds - 19.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	4,970,754	46,128,598
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	127,185	979,325
TOTAL INFLATION-PROTECTED BOND FUNDS (Cost $50,906,746)		47,107,923

Short-Term Funds - 9.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b)	9,878	9,880
Fidelity Series Treasury Bill Index Fund (a)	2,352,538	23,407,758
TOTAL SHORT-TERM FUNDS (Cost $23,517,073)		23,417,638

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $255,558,569)	240,973,782
NET OTHER ASSETS (LIABILITIES) - 0.0%	(87)
NET ASSETS - 100.0%	240,973,695

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	9,880	-	-	165	-	-	9,880	0.0%
Total	9,880	-	-	165	-	-	9,880

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	37,415,441	18,878,927	6,607,324	2,309,306	(87,441)	(3,471,005)	46,128,598
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,476,725	525,667	724,027	72,708	(115,864)	(183,176)	979,325
Fidelity Series Bond Index Fund	108,926,772	19,358,591	15,817,833	1,783,252	(524,168)	(9,482,019)	102,461,343
Fidelity Series Global ex U.S. Index Fund	21,983,382	5,179,604	5,117,492	533,112	(47,455)	(2,545,152)	19,452,887
Fidelity Series Inflation-Protected Bond Index Fund	4,980,894	757,230	5,023,276	663,790	(490,619)	(224,229)	-
Fidelity Series International Developed Markets Bond Index Fund	10,152,210	4,467,268	1,524,505	90,722	(51,790)	(1,127,081)	11,916,102
Fidelity Series Long-Term Treasury Bond Index Fund	7,752,153	2,382,769	889,140	149,554	(47,276)	(1,844,431)	7,354,075
Fidelity Series Total Market Index Fund	32,818,469	9,767,063	8,165,183	496,957	138,204	(5,294,739)	29,263,814
Fidelity Series Treasury Bill Index Fund	30,200,260	5,282,206	11,981,551	414,779	(17,998)	(75,159)	23,407,758
	255,706,306	66,599,325	55,850,331	6,514,180	(1,244,407)	(24,246,991)	240,963,902

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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